UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 8, 2007 (February 8, 2007)
FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6802	75-1328153

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

3813 Green Hills Village Drive
Nashville, Tennessee		37215

(Address of Principal Executive Offices)		(Zip Code)
(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 8, 2007, First Acceptance Corporation issued a press release announcing its results of operations for the second quarter ended December 31, 2006 of its fiscal year ending June 30, 2007. The text of the release is set forth in Exhibit 99.
Item 7.01. Regulation FD Disclosure.
     On February 8, 2007, First Acceptance Corporation issued a press release announcing its results of operations for the second quarter ended December 31, 2006 of its fiscal year ending June 30, 2007. The text of the release is set forth in Exhibit 99.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
            99 Press release dated February 8, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ACCEPTANCE CORPORATION
By:	/s/ Stephen J. Harrison
Stephen J. Harrison President and Chief Executive Officer

Date: February 8, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
99	Press release dated February 8, 2007